                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 9, 2005

                                VITAL SIGNS, INC.

             (Exact Name of Registrant as Specified in its Charter)

         New Jersey                    0-18793               11-2279807
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(State or Other Jurisdiction       (Commission File          (IRS Employer
     of Incorporation)                 Number)              Identification No.)

          20 Campus Road, Totowa, New Jersey                    07512
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        (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (973) 790-1330
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On February 9, 2005, Vital Signs, Inc. (the "Company") issued a press release regarding results for the three months ended December 31, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     This Current Report on Form 8-K and the press release attached hereto are being furnished to the Commission inasmuch as they disclose historical information regarding the Company's results of operations for the three months ended December 31, 2004.

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

     As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

          Exhibit 99: Press release, dated February 9, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VITAL SIGNS, INC.

                              By: /s/ Jay Sturm
                                  ----------------------------------------------
                                  Name:  Jay Sturm
                                  Title: Vice  President / General Counsel

Dated:  February 9, 2005

                                  EXHIBIT INDEX

   Exhibit No.               Description
   -----------               -----------

      99.1        Press release,  dated February 9, 2005

                          STATEMENT OF DIFFERENCES

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The Greek letter theta shall be expressed as.............................  [th]